Exhibit 10(v)(2)

Amendment One to the Marketing Agreement

with Conseco Marketing, LLC

(Washington National Insurance Company)

This Amendment to the Marketing Agreement is entered into on August 6, 2007, between Washington National Insurance Company, an Illinois domiciled insurance company, Conseco Marketing, LLC, an Indiana limited liability company (collectively, “Conseco”) and Legacy Marketing Group, a California corporation (“LMG”).

Whereas, Conseco Marketing, LLC entered into a Marketing Agreement with LMG, which was effective October 10, 2005.

Whereas, the parties wish to add Washington National Insurance Company as a party to the Marketing Agreement

Conseco and LMG agree as follows:

1.

Washington National Insurance Company will be added as a party to the Marketing Agreement with LMG, which was effective October 10, 2005.

2.

No other terms of the Marketing Agreement are amended or affected by this Amendment.

In witness whereof, the parties have executed this Amendment to take effect on the date shown above.

LEGACY MARKETING GROUP

By: /s/ John W. Abbott

Title: Chief Information Officer

Date: July 19, 2007

WASHINGTON NATIONAL INSURANCE COMPANY

By: /s/ Michael J. Dubes

Title: President

Date: August 6, 2007

CONSECO SERVICES, LLC

By: /s/ Michael J. Dubes

Title: President

Date: August 6, 2007